Goldman Sachs SP 500 Premium Income ETF Annual Fund Operating Expenses - Goldman Sachs SP 500 Premium Income ETF	Dec. 31, 2025
Prospectus [Line Items]
Fee Waiver or Reimbursement over Assets, Date of Termination	April 30, 2027
Goldman Sachs SP 500 Premium Income ETF
Prospectus [Line Items]
Management Fees (as a percentage of Assets)	0.35%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses (as a percentage of Assets):	0.00%
Expenses (as a percentage of Assets)	0.35%
Fee Waiver or Reimbursement	(0.06%)	[1]
Net Expenses (as a percentage of Assets)	0.29%

[1]	The Investment Adviser has agreed to waive its management fee in order to achieve an effective net management fee rate of 0.29% as an annual percentage rate of average daily net assets of the Fund through at least April 30, 2027, and prior to such date the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees.